UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2004

Merck & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Merck Drive, P.O. Box 100, Whitehouse Station, New Jersey		08889
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	908-423-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On October 21, 2004, the Committee on Corporate Governance of the Board of Directors of the Registrant amended the Registrant's Plan for Deferred Payment of Directors' Compensation (the "Plan"). A copy of the amended Plan is attached as Exhibit 10 to this Report.

The Plan has been amended to provide for (1) the addition of an annual retainer for members of the Audit Committee which retainer may be voluntarily deferred in accordance with the terms of the Plan; and (2) a quarterly schedule for the deferral of Audit Committee member retainers, and Board and Board Committee meeting fees under the Plan.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10 - Merck & Co., Inc. Plan for Deferred Payment of Directors' Compensation (amended and restated October 1, 2004)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

October 26, 2004	By:	/s/ Debra A. Bollwage

Name: Debra A. Bollwage
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10	Merck & Co., Inc. Plan for Deferred Payment of Directors' Compensation (amended and restated October 1, 2004)